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                                                                    EXHIBIT 10.6

PETER'S CHOCOLATE                                                      JOE SOFIA
DIVISION OF NESTLE FOOD COMPANY
GLENDALE, CA 91203                                                       9070059

                                  FIRM CONTRACT

Purchase and Sale Agreement made February 11, 1997, between Nestle Food Company at Glendale, CA, as the Seller and ARCHIBALD CANDY CORPORATION, 1137 W. Jackson Blvd. of Chicago, IL 60607 as the Purchaser: The Seller agrees to sell the Purchaser, and the Purchaser agrees to buy from the Seller, the following goods at the respective prices and on the terms and conditions herein specified:

                                                             F.O.B. NESTLE PLANT

  NET WEIGHT    CONTRACT     ITEM NUMBER      PRODUCT    Price/lb.    Price/cs.
                  LBS.

     1200       270,000          7542       May Liquor     1.8000     2,160.00
                                            Units















Commencement date: FEBRUARY 15, 1997 EXPIRATION DATE:   MARCH 31, 1998.
Terms: / /     REGULAR TERMS: 2% cash discount 10 days, 30 days net; 2% quantity discount on 26,000 lbs. plus shipments or 1% on 2,500 lbs. plus shipments.
     / /  NET 10 days no quantity discount.
     / /  OTHER - (Specify) 014 - Net 10 Days
________________________________________________________________________________
Ship From: Dekalb, IL - 385
PLEASE SEE REVERSE SIDE FOR CONDITIONS.
Accepted at Glendale, CA                PURCHASER ______________________________
Peter's Chocolate                                 (name)
Division of Nestle Food Company
By _____________________ (L.S.)        By _______________________________ (L.S.)